EMPLOYMENT AGREEMENT

This  AGREEMENT,  entered  into  this  _1st_  day  of   January,  2014,  between  ROID  Group  Inc,  a

Nevada state of incorporation (the "Company"), and  Myoungae Cha of employee (the "Employee"),

WITNESSETH THAT:

WHEREAS,  the  parties hereto  desire  to enter  into  this Agreement to  define  and  set  forth the  terms and conditions of the employment of the Employee by the Company;

NOW,  THEREFORE,  in consideration of the  mutual  covenants  and  agreements set  forth  below,  it is hereby covenanted and agreed  by the Company and the Employee as follows:

1. Position; Employment Period

The  Company  hereby  employs  the  Employee  as  its  Secretary,  and  the  Employee  hereby  agrees  to

serve  in  such  capacity,  for  the  period  beginning  1st_  day  of   January,  2014,  and  ending  on  the  date  on

which  the  Employee's  employment  is  terminated  in  accordance  with  paragraph  7  below  (the  "Employment

Period").

2. Performance of Duties

The  Employee  agrees  that  during  the  Employment  Period  he  shall  devote  his  full  business  time  to the  business  affairs  of  the  Company  and  shall  perform  her  duties  faithfully  and  efficiently  subject  to  the direction of the  Company; provided that the foregoing shall  not limit or prevent the Employee from serving on  the  board  of  directors  of  charitable  organizations  or  other  business  corporations  not  in  competition  with the  Company.  The  Employee  shall  not  be  assigned  duties  and  responsibilities  that  are  not  generally  within the scope and character associated or required of other employees of similar rank and  position.

3. Compensation

(a)  Subject  to  the  following  provisions  of  this  Agreement,  during  the  Employment  Period  the

Employee shall be compensated for her services as follows:

(b)  She  shall  receive  an  annual  salary,  payable  in  monthly  or  more  frequent  installments,  in  an amount  which  shall  initially  be  $  30,000  per  annum,  subject  to  such  increases  as  may  from  time  to  time  be determined by the Company.

(c) She shall be entitled to vacations of not less than 12 days per year.

(d)  She  shall  be  entitled  to  such  other  perquisites  as  may  be  customarily  granted  by  the  Company to employees of similar rank and position.

4. Disability

Subject  to  the  provisions  of  paragraph  7,  if  the  Employee's  employment  is  terminated  during  the

Employment  Period  by reason  of  her  Disability  (as  defined  below),  the  Employee  shall  continue  to  receive an  annual  salary  and  benefits  in  accordance  with  paragraphs  3(a)  and  3(b)  through  the  end  of  the  4  full calendar  month  of  such  disability  but  not  in  any  event  beyond  the  end  of  the  Employment  Period.  For purposes  of  this  Agreement  the  term  "Disability"  means  a  physical  or  mental  disability  which  renders  the

Employee  incapable  of  performing  her  duties  under  this  Agreement  and  which  disability  has  existed  for  at

least 12   months, as determined by an independent physician selected by the  Company and  agreed to by the

Employee.  Any  salary  payments  to  the  Employee  shall  be  reduced  by  the  amount  of  any  benefits  paid  for the same period of time under the Company's disability insurance programs.

5. Confidentiality

During and after the Employment Period, the Employee  will not divulge or appropriate to her own use  or  to  the  use  of  others,  in  competition  with  the  Company,  any  secret  or  confidential  information  or knowledge  pertaining  to  the  business  of  the  Company,  or  of  any  of  its  subsidiaries,  obtained  by  her  in  any way while she was employed by the Company or by any of its subsidiaries.

6. Remedies

If  at  any  time  the  Employee  violates  to  a  material  extent  any  of  the  covenants  or  agreements  set forth  in  paragraphs  5,  the  Company  shall  have  the  right  to  terminate  all  of  its  obligations  to  make  further payments  under  this  Agreement.  The  Employee  acknowledges  that  the  Company  would  be  irreparably injured  by  a  violation  of  paragraph  5  and  agrees  that  the  Company  shall  be  entitled  to  an  injunction restraining  the  Employee  from  any  actual  or  threatened  breach  of  paragraph  5  or  to  any  other  appropriate equitable remedy without any bond or other security being required.

7.  Amendment  and  Termination

This  Agreement  may  be  amended  or  cancelled  by  mutual agreement  of  the  parties  without  the  consent  of  any  other  person  and,  so  long  as  the  Employee  lives,  no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the  subject matter hereof The Employment Period shall terminate as of the earliest of:

(a) 31th day of  December, 2015;

(b) the last day of the month in which the date of the Employee's death occurs; or

the date on which the Company gives notice to the Employee if such termination is for Cause or Disability.

(c)  For  purposes  of  this  Agreement,  "Cause"  means  the  Employee's  gross  misconduct  resulting  in material damage to the Company or willful and material breach of this Agreement.

8. Notices

Any notice  required  or  permitted  to  be  given  under  this  Agreement shall  be  sufficient if in  writing and  if  sent  by  registered  mail  to  the  Company  at  its  principal  executive  offices  or  to  the  Employee  at  the last address filed by him in writing with the Company, as the case may be.

9. Non-Assignment

The  interests  of  the  Employee  under  this  Agreement  are  not  subject  to  the  claims  of  her  creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered.

10. Successors

This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and  assigns  and  upon  any  person  acquiring,  whether  by  merger,  consolidation,  purchase  of  assets  or otherwise, all or substantially all of the Company's assets and business.

11. Applicable Law

The  provisions  of  this  Agreement  shall  be  construed  in  accordance  with  the  laws  of  the  State  of

Nevada.

12. Counterparts

The  Agreement  may  be  executed  in  two  or  more  counterparts,  any  one  of  which  shall  be  deemed the original without reference to the others.

IN  WITNESS WHEREOF,  the  Employee  has hereunto  set  her  hand,  and  the  Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

Myoungae Cha

ROID Group Inc.

By:

Kwanghyun Kim, CEO of ROID Group Inc.

Its: Duly Authorized Representative